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                                                                    EXHIBIT 23.1










INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-65980, Post-Effective Amendment No. 1 to Registration Statement No. 33-77526 and Registration Statement No. 333-70477 on Form S-8 of our reports dated February 19, 2001, appearing and incorporated by reference in this Annual Report on Form 10-K of Fossil, Inc. for the fiscal year ended December 30, 2000.




DELOITTE & TOUCHE LLP

Dallas, Texas
March 30, 2001